SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 29, 2001



Commission     Registrant; State of Incorporation;            I.R.S. Employer
File Number    Address; and Telephone Number                 Identification No.
-----------    -----------------------------                 ------------------

333-21011       FIRSTENERGY CORP.                                34-1843785
                (An Ohio Corporation)
                76 South Main Street
                Akron, Ohio  44308
                Telephone (800) 736-3402



1-2323          THE CLEVELAND ELECTRIC  ILLUMINATING COMPANY    34-0150020
                (An Ohio Corporation)
                c/o FirstEnergy Corp.
                76 South Main Street
                Akron, OH  44308
                Telephone (800) 736-3402


1-3583          THE TOLEDO EDISON COMPANY                       34-4375005
                (An Ohio  Corporation)
                c/o FirstEnergy Corp.
                76 South Main Street
                Akron, OH  44308
                Telephone (800) 736-3402

Item 5.  Other Events

     On November 29, 2001, FirstEnergy Corp. (Company) issued a press release announcing that it has reached an agreement to sell four coal-fired power plants located along Lake Erie in Ohio to NRG Energy, Inc. (NRG). Under terms of the agreement, the 376-megawatt (MW) Ashtabula Plant in Ashtabula, 648-MW Bay Shore Plant in Oregon, 1,262-MW Eastlake Plant in Eastlake, and 249-MW Lake Shore Plant in Cleveland will be sold for $1.5 billion. Regulatory approvals will be needed from the Securities and Exchange Commission, Federal Energy Regulatory Commission, and the Public Utilities Commission of Ohio. The sale is expected to close mid-2002. Attached as Exhibit 99.1 hereto, is a copy of the Company's press release for more details related to this announcement.



Item 7.  Exhibits

Exhibit No.                  Description
-----------                  -----------


   99.1 Press Release of the Company announcing an agreement to sell four coal-fired power plants in Ohio.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



November 30, 2001




                                             FIRSTENERGY CORP.
                                             -----------------
                                                 Registrant

                                          THE CLEVELAND ELECTRIC
                                          ----------------------
                                           ILLUMINATING COMPANY
                                           --------------------
                                                Registrant

                                         THE TOLEDO EDISON COMPANY
                                         -------------------------
                                                Registrant




                                             /s/ Harvey L. Wagner
                                         -----------------------------
                                                Harvey L. Wagner
                                          Vice President and Controller